SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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GIGOPTIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

To be held on August 13, 2009

To the Stockholders of GigOptix, Inc.:

I am pleased to invite you to the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of GigOptix, Inc. (the “Company”), which will be held at 10:00 A.M., local time, on August 13, 2009 at our principal executive offices, located at 2400 Geng Road, Suite 100, Palo Alto, California 94304, for the following purposes:

1.	To elect two Class I directors to our board of directors for terms ending at the 2012 annual meeting of stockholders;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	To transact any other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The board of directors has fixed the close of business on June 29, 2009 as the record date for the purposes of determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

Regardless of whether you intend to attend the Annual Meeting in person, we encourage you to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible. If you decide to attend the Annual Meeting and would like to vote in person or for any reason would like to change your vote, you may revoke your proxy by following the instructions provided in the proxy statement.

July 13, 2009

By Order of the Board of Directors,

/s/ Dr. Avi Katz

Dr. Avi Katz

President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 13, 2009. THE PROXY STATEMENT AND THE 2008 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT WWW.GIGOPTIX.COM/PROXY.

GIGOPTIX, INC.

2400 Geng Road, Suite 100

Palo Alto, CA 94303

PROXY STATEMENT

INTRODUCTION

This proxy statement contains important information regarding our 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 A.M., local time, on August 13, 2009 at our principal executive offices located at 2400 Geng Road, Suite 100, Palo Alto, California 94303. Your proxy is being solicited by the board of directors.

This proxy statement, the proxy card and the 2008 Annual Report on Form 10-K, are being distributed and made available to our stockholders on or about July 13, 2009.

QUESTIONS AND ANSWERS

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to consider and vote on the following proposals:

1.	The election of two Class I directors to our board of directors for terms ending at the 2012 annual meeting of stockholders;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	The transaction of any other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

How does the board of directors recommend that I vote?

The board of directors recommends that you vote:

1.	FOR the election of Neil J. Miotto and Kimberly D.C. Trapp as Class I directors (Proposal 1); and

2.	FOR the ratification of PricewaterhouseCoopers LLP as our independent registered accounting firm (Proposal 2).

Who is entitled to vote on the proposals considered at the Annual Meeting?

The record date for the Annual Meeting is June 29, 2009. All holders of our common stock at the close of business on that date are entitled to attend and vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. At the close of business on June 29, 2009, there were 5,257,839 shares of common stock outstanding.

What is a quorum, and how is it determined?

A quorum is the minimum number of shares that must be present at the Annual Meeting to conduct business. The presence in person or by proxy of a majority of the shares of common stock issued and outstanding and entitled to vote as of the record date shall constitute a quorum. At least 2,628,920 shares of common stock must be present in person or by proxy at the Annual Meeting to constitute a quorum.

How do I vote?

You may vote in person at the Annual Meeting or by executing a proxy providing instructions on how to vote your shares. If you are the stockholder of record for your shares, you may submit your proxy by executing the enclosed proxy card and returning it in the enclosed envelope prior to the Annual Meeting.

If you are the beneficial owner of your shares (i.e., a broker holds the shares in street name), you must vote by following the instructions provided by your broker.

How can I request proxy materials?

You may request a print or electronic copy of these proxy materials and you may elect to receive print or electronic copies of all future proxy materials by submitting a request to us at our website www.gigoptix.com/proxy; by mail at GigOptix, Inc., 2400 Geng Road, Suite 100, Palo Alto, CA 94303, Attn: Investor Relations; via toll-free telephone at (888) 969-4449 or via email at ir@gigoptix.com.

How will my shares be voted?

Your shares will be voted in accordance with the instructions that you indicate on your proxy card. If you execute your proxy card but do not provide instructions, your shares will be voted “FOR” the election of Mr. Miotto and Ms. Trapp as Class I directors and “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm. For any other matters that come before the Annual Meeting, your shares will be voted at the discretion of the proxies, Dr. Avi Katz and Dawn Casterson.

What do I need to attend the Annual Meeting?

All stockholders attending the Annual Meeting must present valid government-issued photo identification at the door to be admitted. If you are not the holder of record of your shares (e.g., you hold shares through a brokerage account), you must also present a copy of an account statement reflecting your ownership of the shares as of the close of business on the record date, June 29, 2009. No cameras, recording equipment or other electronic devices will be permitted at the Annual Meeting.

Can change my vote after I have submitted a proxy?

Yes. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) executing a new proxy bearing a later date and transmitting it to the Secretary of the Company; or (ii) providing the Secretary of the Company with written notice of the revocation of your proxy. If you choose to revoke your proxy but still wish to vote, you may execute a new proxy prior to the Annual Meeting or vote in person at the Annual Meeting.

What are broker non-votes?

Broker non-votes are shares held in street name by a broker that the broker has no discretionary authority to vote. Brokers do not have authority to vote on matters considered to be non-routine unless they have received instructions from the beneficial owners of the shares. Broker non-votes are counted for the purpose of establishing a quorum but are not considered to be entitled to vote. Both of the proposals before the Annual Meeting, Proposal 1 — Election of Directors and Proposal 2 — Ratification of our Independent Registered Public Accounting Firm, are considered to be routine matters on which brokers may vote without instructions.

How many votes are required to approve the proposals?

Proposal 1 — Election of Directors. Directors are elected by a plurality of votes present in person or represented by proxy and entitled to vote. The two nominees receiving the most “FOR” votes will be elected as Class I members of the board of directors. Broker non-votes and abstentions will have no effect on the election.

Proposal 2 — Ratification of our Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP will be ratified as our independent registered public accounting firm if the number of votes cast “FOR” ratification exceeds the number of votes cast “AGAINST” ratification. Broker non-votes and abstentions will have no effect on this proposal.

Who pays the cost of proxy solicitation?

We will bear the costs of the solicitation of proxies, including the costs of preparing, filing and mailing the proxy materials. We will also reimburse brokerage firms for expenses and fees related to the forwarding of these proxy materials to beneficial owners of our common stock. Our directors and executive officers may conduct further solicitations personally, but they will not receive additional compensation for such service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, the following table sets forth information regarding the beneficial ownership of the 5,232,839 shares of our common stock outstanding on June 15, 2009, by each person who is known to us, based upon filings with the SEC or other information, to beneficially own more than 5% of our common stock, each of our directors, each executive officer named in the “Summary Compensation Table” and all current directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to the stock listed.

	Common Stock (1)
	Shares	Percent of Class
5% Stockholders
DBSI, Inc. (2)	2,375,636	40.31%
1550 S. Tech Lane
Meridian, Idaho 83642
Arjesan I Limited Partnership (3)	578,986	10.62%
33 Hansen Avenue
Kanata, Ontario K2K 2C8
Canada
Directors
C. James Judson (4)	40,625	*
Douglas L. Swenson (4)	2,375,636	40.31%
Kimberly D.C. Trapp (4)	30,251	*
Dr. Joseph J. Vallner (4)	31,249	*
Neil J. Miotto (4)	24,563	*
Named Executive Officers
Dr. Avi Katz (4)	211,872	3.90%
Peter J. Biere (4)(5)	58,448	1.10%
Andrea Betti-Berutto (4)	133,585	2.49%
All current directors and executive officers as a group (9 persons) (6)	2,912,827	45.81%

*	Represents less than 1% of our outstanding common stock.

(1)

Unless otherwise indicated, each person’s address is c/o GigOptix, Inc., 2400 Geng Road, Suite 100, Palo Alto, California 94303. If a stockholder holds options or other securities that are exercisable or otherwise convertible into our common stock within 60 days of June 15, 2009, we treat the common stock underlying those securities as owned by that stockholder and as outstanding shares when we calculate that stockholder’s percentage ownership of our common stock. However, we do not consider that common stock to be outstanding when we calculate the percentage ownership of any other stockholder.

(2)

According to a Schedule 13D filed with the SEC on December 19, 2008, there are 742,550 shares held directly by iTerra Communications LLC (“iTerra”) and 972,613 shares held directly and 660,473 shares subject to a warrant held by Stellar Technologies LLC (“Stellar”), all of which may be deemed to be beneficially owned by Douglas Swenson, DBSI, Inc. (“DBSI”) and DBSI Investments Limited Partnership (“DBSI Investments”). Stellar is the managing member of iTerra and is principally owned by DBSI Investments Limited Partnership. Mr. Swenson is the general partner of DBSI Investments and the President of DBSI, Inc. Mr. Swenson, DBSI Investments and DBSI, Inc. share voting and dispositive power over 2,375,636 shares. iTerra and Stellar share voting and dispositive power over all of the shares that each entity directly owns. The securities owned by iTerra are pledged as security in connection with a loan to a related DBSI entity.

(3)

Includes 361,866 shares and a warrant to purchase 217,120 shares. According to the Schedule 13D filed with the SEC on December 19, 2008, Arjesan I Limited Partnership, Lionica Corporation and Leo Lax share voting and dispositive power over 578,986 shares. Mr. Lax is the President of Lionica Corporation, which is the general partner of Arjesan I Limited Partnership.

(4)

Includes options to purchase shares of common stock exercisable within 60 days of June 15, 2009 as follows: 40,625 for Mr. Judson; 30,251 for Ms. Trapp; 31,425 for Dr. Vallner; 24,563 for Mr. Miotto; 160,707 for Dr. Katz; 58,448 for Mr. Biere and 101,958 for Mr. Betti-Berutto. Also includes warrants to purchase shares of common stock within 60 days of July 1, 2009 as follows: 22,900 for Mr. Betti-Berutto; 660,473 for Mr. Swenson (through his affiliation with Stellar); and 37,048 for Dr. Katz.

(5)	Mr. Biere’s employment was terminated as of April 7, 2009.

(6)	Includes options to purchase 411,569 shares of common stock and warrants to purchase 726,572 shares of common stock exercisable within 60 days of June 15, 2009.

CORPORATE GOVERNANCE

Members of the Board of Directors

The table below sets forth information regarding the members of our board of directors as of July 1, 2009. Our certificate of incorporation divides the board of directors into three classes with overlapping three year terms. One class is elected each year at the annual meeting of stockholders, and the classes are to be as nearly equal in number as possible. The term of each class of directors expires as follows: Class I at the Annual Meeting, Class II at the 2010 annual meeting of stockholders, and Class III at the 2011 annual meeting of stockholders. Each director shall hold office until his or her successor is duly qualified.

Name	Age	Position	Class	Director Since
Dr. Avi Katz	51	Chairman of the Board of Directors, Chief Executive Officer and President	III	2008
C. James Judson	64	Director	II	2008
Neil J. Miotto	63	Director	I	2008
Douglas L. Swenson	60	Director	II	2008
Kimberly D.C. Trapp	50	Director	I	2008
Joseph J. Vallner	61	Director	III	2008

Class I Directors — up for election at this Annual Meeting for a term expiring at the 2012 annual meeting of stockholders.

Neil J. Miotto has served on our board of directors since December 2008. He is a retired assurance partner of KPMG LLP, where he was a partner for twenty-seven years until his retirement in September 2006. While at KPMG, Mr. Miotto also served as an SEC reviewing partner. He is a member of American Institute of Certified Public Accountants. He holds a Bachelor of Business Administration degree from Baruch College, of The City University of New York. Mr. Miotto is a member of the Board of Directors of Micrel Inc., where he serves on the Audit Committee and Nominating/Corporate Governance Committee.

Kimberly D.C. Trapp has served on our board of directors since December 2008. She previously served as a director of Lumera Corporation from October 2006 and a director of GigOptix LLC from October 2007 until the merger of the two companies in December 2008. Since February 2003, she has been an Industry Liaison Officer for the Center of Optical Technologies at Lehigh University, which advances the research and application of optical and electro-optic technologies. The Center has more than 30 industry liaison members and joint partners, has obtained more than $75 million in funding since 2001, and has recently opened The Smith Family Laboratory for Optical Technologies. Prior to joining Lehigh University, Ms. Trapp spent 23 years in the telecommunications industry, her last position being Director of Marketing Operations for the Agere Systems Optotectronics Business. Ms. Trapp received her B.S. degree in chemistry from Purdue University, her M.S. degree in inorganic chemistry from Fairleigh Dickinson University, and has completed an MBA program.

Class II Directors — continuing directors with terms expiring at the 2010 annual meeting of stockholders.

C. James Judson has served on our board of directors since December 2008. Until its merger with GigOptix LLC in December 2008, Mr. Judson had served as a director of Lumera Corporation since August 2004 and as chairman of its board of directors since March 2007. In 1995, Mr. Judson co-founded Eagle River Investments, LLC, a Kirkland-based venture capital fund focused on communications. Since 1975, Mr. Judson has been a business law partner at Davis Wright Tremaine in Seattle. Mr. Judson has a B.A. from Stanford University in Economics and an L.L.B. from Stanford Law School. Mr. Judson currently serves as a director of Garrett and Ring Management Inc., Port Blakely Tree Farms, L.P., The Joshua Green Corporation, Sonata Capital, Airbiquity, Welco Lumber, Eden Rock Communications, MediaCast and TSK America Co., Ltd.

Douglas L. Swenson founded DBSI, a group of real estate investment companies, in 1979 and currently serves as its President. He has served on our board of directors since December 2008. Mr. Swenson also serves on the management board of Stellar Technologies LLC, one of our largest stockholders. Prior to founding DBSI, Mr. Swenson practiced as a Certified Public Accountant in Boise, Idaho with Touche Ross & Co. (now Deloitte & Touche), an international accounting firm. Mr. Swenson is a Certified Public Accountant (inactive), a real estate licensee (inactive), and a general securities principal in various states and with the National Association of Securities Dealers (inactive). He holds a Master of Accountancy degree from Brigham Young University.

Class III Directors — continuing directors with terms expiring at the 2011 annual meeting of stockholders.

Dr. Avi Katz served as Chief Executive Officer, President, and chairman of the board of directors of GigOptix LLC since he co-founded it in July 2007 through its merger with Lumera Corporation in December 2008. Dr. Katz also served as a board member, Chief Executive Officer and President of iTerra Communications LLC, the predecessor to GigOptix LLC, from April 2007 until October 2007. Dr. Katz is currently our Chief Executive Officer and President and has served as chairman of our board of directors since the inception of GigOptix, Inc. in December 2008. From April 2006 to April 2007, he was the Corporate Development executive of Symphony Services Corp., a provider of outsourced product development, subsequent to serving as a Managing Partner and Chairman of APU-Global, a technology consulting company, which he founded in 2005. Dr. Katz was the Chief Executive Officer, President and a board member of Intransa, Inc., a provider of storage area network (SAN) over the IP systems, from 2003 to 2005, and was the Chief Executive Officer, President and a board member of Equator Technologies, Inc., a fab-less semiconductor company, from 2000 to 2003. He holds numerous U.S. and international patents, has published about 300 technical papers and is the editor of a number of technical books. Dr. Katz received his Ph.D. in Materials Engineering and a B.S. in Engineering from Technion-IIT, Israel, and is a graduate of the Israeli Naval Academy.

Joseph J. Vallner has served on our board of directors since December 2008. Until its merger with GigOptix LLC in December 2008, Dr. Vallner had served as Interim Chief Executive Officer of Lumera Corporation since August 2007, and as a director since June 2006. From November 2006 until July 2007, Dr. Vallner was President and Chief Executive Officer of Capnia, Incorporated, a private company developing novel therapeutic products using its proprietary medical gas delivery system. From 1999 until 2006, he was President and Chief Operating Officer of Cell Genesys, Inc., a biotechnology company, where he was responsible for the research, development, manufacturing, clinical, regulatory and operations departments. He serves as a board member of the California Healthcare Institute. Dr. Vallner received his Ph.D. in pharmaceutics, an M.S. in physical chemistry and a B.S. in pharmacy from the University of Wisconsin, Madison.

Arrangements with Directors

Pursuant to the terms of the merger agreement between GigOptix LLC and Lumera Corporation, Dr. Katz was elected to serve as the chairman of our board of directors, and each of Mr. Judson, Ms. Trapp, Dr. Vallner, Mr. Swenson, Mr. Johnson and Mr. Miotto were elected to serve as our directors immediately following the effectiveness of the merger. Mr. Johnson has since retired and resigned from our board of directors.

Legal Proceedings involving our Directors

On November 10, 2008, DBSI, Inc. filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code. Mr. Swenson, a member of our board of directors, is the President of DBSI, Inc., and through entities that DBSI controls, is one of our largest stockholders.

Director Independence

The board of directors has determined that Mr. Judson, Mr. Miotto and Ms. Trapp are “independent” directors. Mr. Miotto and Ms. Trapp are nominees for election as Class I directors at the Annual Meeting. The board of directors also determined that Stephen C. Johnson, who resigned from the board of directors on March 19, 2009, was an “independent” director.

The company uses the independence standards set forth by Rule 5605(a)(2) of the Nasdaq Listing Rules. In reviewing the independence of our directors against these standards, we consider relationships and transactions between each director and members of the director’s family with us and our affiliates. Each member of our two standing committees, the audit committee and the compensation committee, is independent as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules, and each member of our audit committee is also independent as defined by Rule 10A-3(b)(1) under the Exchange Act.

Meetings of the Board of Directors

The board of directors held one meeting during fiscal year 2008. Each director attended at least 75% of the meetings of the board of directors and the committees of the board of directors on which that director served. It is our policy that directors attend each annual meeting of stockholders. We did not conduct an annual meeting during fiscal year 2008.

Board Committees

The board of directors has a standing audit committee and compensation committee and has adopted a written charter for each of them. The written charter for each committee can be found at our website, www.gigoptix.com.

We do not currently have a standing nominating committee. The entire board of directors participates in the consideration of director nominees. Because the composition of the board of directors was established pursuant to the terms of the merger agreement between Lumera Corporation and GigOptix LLC after significant discussion and consideration, we did not believe it necessary to have a standing nominating committee to specifically consider new nominees. We intend to establish a standing nominating committee prior to the 2010 annual meeting of stockholders.

Audit Committee

We have a separately designated standing audit committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The audit committee is comprised of not less than three nor more than four directors, each of whom is independent as determined by the board of directors and as defined by Rule 10A-3(b)(1) under the Exchange Act. The current members of the audit committee are Mr. Miotto (who serves as chairman of the committee), Mr. Judson and Ms. Trapp. Because the merger between GigOptix LLC and Lumera Corporation did not close until December 9, 2008, the audit committee did not hold any meetings during fiscal year 2008.

The audit committee is responsible for monitoring and overseeing: (i) our accounting and financial reporting processes; (ii) the preparation and integrity of our financial statements; (iii) our compliance with financial statement and regulatory requirements; (iv) the performance of our internal finance and accounting personnel and our independent registered accounting firm and (v) the qualification and independence of our independent registered accounting firm.

The audit committee has the authority to retain legal, accounting or other experts that it deems necessary to carry out its duties. It also has the authority to determine the compensation of such advisors, as well as that of our independent registered accounting firm, and to determine appropriate funding needs for ordinary administrative expenses that are necessary or appropriate for carrying out its duties.

Compensation Committee

We have a separately designated standing compensation committee. The members of the compensation committee are Mr. Judson (who serves as chairman of the committee) and Ms. Trapp, each of whom has been determined by the board of directors to be independent. Because the merger between GigOptix LLC and Lumera Corporation did not close until December 9, 2008, the compensation committee did not hold any meetings during fiscal year 2008.

The compensation committee advises the board of directors and fulfills some of the responsibilities of the board of directors relating to: (i) the compensation of our executive officers; (ii) the disclosure of executive compensation information in our proxy statement and (iii) oversight of our compensation programs and policies, including our equity and benefit plans.

The compensation committee approves the compensation of all executive officers except for the chief executive officer. The chief executive officer’s compensation is reviewed by the compensation committee and recommended to the board of directors for approval. Among the actions taken by the compensation committee in connection with executive compensation are: (i) establishing and reviewing the performance goals of each executive officer; (ii) reviewing and approving awards under our bonus plans and (iii) reviewing and approving the compensation packages for new and terminated executive officers. Our chief executive officer regularly advises and makes recommendations to the compensation committee regarding the compensation of the other executive officers; however, he does not participate in the voting and deliberations of his own compensation. The compensation committee may not delegate its authority to other persons.

The compensation committee has the sole authority to retain any third party to assist with the assessment of executive compensation The committee further has authority to approve such third party’s fee and terms of retention. During fiscal year 2008, no third party was retained to assess executive compensation.

Candidates for the Board of Directors

It is the policy of the board of directors to consider candidates recommended by stockholders for membership on the board of directors. Individuals recommended by stockholders will be considered on the same basis and be subject to the same qualification criteria as those recommended by our management or other members of the board of directors. Stockholders should submit their recommendations to the following address and should include verification of the stockholder’s status as a stockholder and relevant information about the recommended candidate, including such candidate’s name and qualifications for membership on our board of directors.

GigOptix, Inc.

2400 Geng Road, Suite 100

Palo Alto, CA 94303

Attn: Investor Relations

The board of directors has not established minimum qualifications of director nominees but considers a broad range of criteria to evaluate individual candidacies. Such criteria include but are not limited to: (i) industry experience; (ii) management experience; (iii) integrity and judgment; (iv) age; (v) independence; (vi) conflicts of interest and (vii) the current needs and expertise of the board of directors. The board of directors generally considers candidates in connection with upcoming elections and specific vacancies but may evaluate additional candidates on an ongoing basis as such candidates are recommended by our stockholders, directors or management.

The two directors who have been nominated for election as Class I directors at the Annual Meeting, Ms. Trapp and Mr. Miotto, were first elected to the board of directors in 2008 in connection with the merger between Lumera Corporation and GigOptix LLC. They were each nominated for election at the Annual Meeting by the entire board of directors.

Communications with the Board of Directors

Any stockholder may send communications to our board of directors and to any individual director. Communications addressed to the board of directors will be forwarded to the chairman for review and distribution to the other members of the board of directors. Communications addressed to an individual director will be forwarded directly to the individual director. All communications to our executive offices should be sent to the attention of the Secretary.

Information regarding our Executive Officers

The table below sets forth information regarding our non-director executive officers as of July 1, 2009:

Name	Age	Title
Dawn Casterson	44	Chief Accounting Officer and Acting Chief Financial Officer
Andrea Betti-Berutto	45	Chief Technical Officer
Julie Tipton	45	Vice President of Marketing

Dawn Casterson has served as our Chief Accounting Officer, Acting Chief Financial Officer, principal accounting officer and principal financial officer since April 2009. Ms. Casterson previously served as our Corporate Controller. From 2007 to 2008, Ms. Casterson was the Director, Finance Operations of Marvell Semiconductor, Inc. Ms. Casterson also held a variety of positions from 2000 to 2007 with Tessera Technologies, Inc., a company specializing in miniaturization solutions, including Vice President and Corporate Controller from 2005 to 2007 and Controller from 2002 to 2005.

Andrea Betti-Berutto has served as our Vice President of Engineering and Chief Technical Officer since July 2008. Mr. Betti-Berutto was a founder of GigOptix LLC’s predecessor company, iTerra Communications, LLC, where he served in a variety of capacities from 2000 until July 2007. He also co-founded GigOptix LLC in July 2008. He has more than 16 years of experience in the design of Integrated Circuits (IC) and multichip modules for microwave, millimeter-wave, and RF applications. He is the author of several publications in technical journals in the area of power amplifiers, high-speed ICs, and broadband design for lightwave applications. Mr. Betti-Berutto received his M.S. degree in electrical engineering from the University of Rome “La Sapienza”.

Julie Tipton has served as our Vice President of Marketing since she co-founded GigOptix LLC in July 2007. Previously, Ms. Tipton held numerous management positions at NXP Semiconductors and its predecessor, Philips Semiconductors, predominantly developing and marketing IC solutions for the consumer and mobile telephony segments from September 1985 until June 2007. She was most recently General Manager for Mobile Wireless LAN product line responsible for P&L. Her other positions at the company included Director of Operations for Business Line Connectivity, General Manager of Networking ASICs product line, Vice President and General Manager of Digital Video Interactive product line, Business Development Manager for Consumer ICs North America, and International Product Marketing Manager for Teletext ICs. Ms. Tipton received her BS degree in Physics with Electronics from the University of Kent at Canterbury and a Diploma in Marketing from Chartered Institute of Marketing, both in England.

Arrangements with Executive Officers

Pursuant to the terms of the merger agreement between GigOptix LLC and Lumera Corporation, Dr. Avi Katz was appointed as our Chief Executive Officer and Andrea Betti-Berutto was appointed our Chief Technical Officer immediately following the effectiveness of the merger.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table (2008)

The following table sets forth the compensation earned for services performed for us, or our subsidiaries, during the fiscal years ended December 31, 2007 and 2008 by:

•	our Chief Executive Officer; and

•	each of our other two most highly compensated executive officers, employed by us as of the end of the fiscal year ended December 31, 2008,

whom we refer to collectively as our named executive officers.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($) (1)		Option Awards ($)		All Other Compensation ($)	Total ($)
Dr. Avi Katz,	2008	(3)	301,154	—	9,412	(1)	59,409	(1)	9,986	379,961
Chairman of the Board of Directors, Chief Executive Officer and President	2007	(4)	207,690	—	—		67,936		577	276,203

Peter J. Biere (2)	2008	(3)	263,587	130,000	—		44,190	(1)	1,201	438,978
Former Senior Vice President, Chief Financial Officer and Treasurer	2007	(5)	211,250	30,000	—		237,397		—	478,647

Andrea Betti-Berutto	2008	(3)	198,539	—	5,818	(1)	31,007	(1)	7,885	243,249
Chief Technology Officer	2007	(4)	180,000	—	—		41,992		4,154	226,146

(1)

Represents the dollar amount recognized for financial statement reporting purposes the fiscal year ended December 31, 2008, in accordance with FAS 123R, of awards pursuant to our equity incentive plans and thus may include amounts from awards granted both in and prior to fiscal year 2008. Assumptions used in the calculation of these amounts are included in Note 13, “Stockholders’ Equity (Deficit),” to our audited financial statements for the fiscal year ended December 31, 2008, included in our Annual Report on Form 10-K filed with the SEC on March 31, 2009. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Mr. Biere’s employment was terminated as of April 7, 2009.

(3)	Compensation earned by each of our named executive officers for the periods set forth below from GigOptix LLC, Lumera Corporation and GigOptix, Inc., as applicable, as follows:

GigOptix LLC (for the period January 1, 2008 through December 8, 2008):

Name and Principal Position	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dr. Avi Katz	288,462	9,412	29,695	9,446	337,015
Andrea Betti-Berutto	190,077	5,818	15,880	7,537	219,312

Lumera Corporation (for the period January 1, 2008 through December 8, 2008):

Name and Principal Position	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Peter J. Biere	253,379	130,000	43,490	1,201	428,070

GigOptix, Inc. (for the period from December 9, 2008 through December 31, 2008):

Name and Principal Position	Salary ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dr. Avi Katz	12,692	29,714	540	42,946
Peter J. Biere	10,208	700	—	10,908
Andrea Betti-Berutto	8,462	15,127	348	23,937

(4)	Represents compensation earned as an executive officer of GigOptix LLC.

(5)	Represents compensation earned as an executive officer of Lumera Corporation.

Narrative Disclosure to Summary Compensation Table

On December 9, 2009, Lumera Corporation and GigOptix LLC completed their combination by merger, which resulted in the two companies becoming wholly owned subsidiaries of GigOptix, Inc. Immediately before the completion of the merger, the common stock of Lumera was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon the closing of the merger, the common stock of GigOptix, Inc. was deemed registered under Section 12(g) of the Exchange Act by operation of paragraph (a) of Rule 12g-3 under the Exchange Act.

For 2008, the Summary Compensation Table sets forth the aggregate compensation earned by each of our named executive officers in 2008 from each of GigOptix LLC or Lumera Corporation, as applicable, prior to the completion of the merger, and by GigOptix, Inc. following the completion of the merger.

Footnote 3 to the Summary Compensation Table discloses the specific compensation earned by the named executive officers attributable to their service to each respective entity in 2008. All compensation earned after the closing of the merger is attributable to the combined company, GigOptix, Inc.

The components of executive compensation consist of salary, annual cash bonuses and equity grants. Annual cash bonuses are awarded in the discretion of the compensation committee of the board of directors after a review and evaluation of each executive officer’s performance during the year. Equity grants generally consist of stock options, warrants and restricted stock units and are intended to serve as long-term compensation. The compensation committee may also authorize special compensation awards in the form of cash or equity grants to recognize extraordinary efforts or results.

Equity awards are generally granted pursuant to the GigOptix, Inc. 2008 Equity Incentive Plan. Equity grants to our executive officers generally vest as to 25% of the underlying award on the one year anniversary of the grant date and monthly thereafter for a period of three years. In the case of stock options and warrants, the exercise price is set at 100% of the fair market value of the underlying common stock on the date of grant.

We have entered into a standard employment agreement with each of our executive officers, which governs the standard terms of employment as well as provides for certain payments upon termination of employment. We have entered into an employment agreement with Dr. Avi Katz, our chief executive officer, for the same purpose but with different terms. Both Dr. Katz’s employment agreement and the standard employment agreement are discussed in more detail below under the caption “Additional Narrative Disclosure.”

Outstanding Equity Awards at Fiscal Year-End Table (2008)

The following table sets forth information regarding unexercised options and unvested stock awards for each of our named executive officers outstanding as of December 31, 2008.

	Option Awards (1)					Stock Awards (1)
Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Dr. Avi Katz (2)	12/16/2008	0	581,338	1.10	12/17/2018
	11/6/2008	37,048	0	6.08	7/16/2013
	8/1/2007	83,073	54,427	0.73	8/1/2017
	8/1/2007	27,500	0	0.73	8/1/2017
	8/1/2007	6,875	0	0.73	8/1/2017
	8/1/2007	10,313	0	0.73	8/1/2017
	11/6/2008					14,118	14,118

Peter J. Biere (3)	12/16/2008	0	108,508	1.10	12/17/2018
	8/17/2004	8,621	0	46.40	8/18/2014
	8/17/2004	755	0	46.40	8/18/2014
	3/23/2005	0	2,344	40.96	3/23/2015
	3/23/2005	7,031	0	40.96	3/23/2015
	4/13/2006	4,688	2,213	30.56	4/13/2016
	4/13/2006	0	2,475	30.56	4/13/2016
	3/01/2007	2,344	3,859	34.24	3/1/2017
	3/01/2007	0	3,172	34.24	3/1/2017
	3/04/2008	0	3,119	18.16	3/4/2018
	3/04/2008	0	5,006	18.16	3/4/2018

Andrea Betti-Berutto (4)	12/16/2008	0	238,913	1.10	12/17/2018
	11/6/2008	22,900	0	6.08	7/16/2013
	8/1/2007	41,204	26,996	0.73	8/01/2017
	8/1/2007	44,413	0	0.73	8/01/2017
	11/6/2008					8,727	8,727

(1)

Equity awards outstanding as of December 9, 2009, the date of the closing of the merger between Lumera Corporation and GigOptix LLC, were converted in accordance with merger agreement, as discussed below under the caption “Related Person Transactions — Merger between Lumera Corporation and GigOptix LLC.” All amounts disclosed in this table represent shares of our common stock on an as-converted basis.

(2)	Outstanding equity awards to Dr. Katz vest on the following schedule:

Grant Date	Vesting Schedule for Dr. Katz
12/16/2008	Grant of 581,338 stock options vests as to 25% of the underlying award on the one year anniversary of the grant date and as to 1/36 of the underlying award every month thereafter for three years.

11/6/2008	Warrant to purchase 37,048 shares was fully vested as of the grant date.

8/1/2007

The grant of 137,500 stock options vested as to 25% of the underlying award on the first anniversary of the grant date and as to 1/36 of the underlying award every month thereafter for three years, and then 50% of the unvested options were fully vested upon the closing of the GigOptix LLC merger with Lumera Corporation and the other 50% will be vested on 12/31/2009. The grant of 10,313 stock options, which was to vest upon the schedule closing of a financing event, fully vested upon the closing of the GigOptix LLC merger with Lumera Corporation. The grants of 27,500 stock options and 6,875 stock options were fully vested on the grant date.

11/6/2008	The grant of 14,118 RSUs vests 100% on 12/31/2009.

(3)

Outstanding equity awards of Mr. Biere were scheduled to vest on the following schedule; however, Mr. Biere’s employment terminated as of April 7, 2009, at which time his options ceased to vest. According to the terms of our agreement with him, 25% of his unvested options as of that date were immediately vested and became exercisable.

Grant Date	Vesting Schedule for Mr. Biere
08/17/2004	The grant of 8,621 stock options vests over a period of 4 years at the rate of 25% at each anniversary date.

08/17/2004	The grant of 6,036 stock options vests over a period of 4 years at the rate of 25% at each anniversary date.

03/23/2005	The grants of 18,750 stock options vests over a period of 4 years at the rate of 25% at each anniversary date.

03/23/2005	The grant of 7,031 stock options vests over a period of 4 years at the rate of 25% at each anniversary date.

04/13/2006	The grant of 6,900 stock options vests over a period of 4 years at the rate of 25% at each anniversary date.

04/13/2006	The grant of 2,474 stock options vests over a period of 4 years at the rate of 25% at each anniversary date.

03/01/2007	The grant of 6,202 stock options vests over a period of 4 years at the rate of 25% at each anniversary date.

03/01/2007	The grant of 3,172 stock option vests over a period of 4 years at the rate of 25% at each anniversary date.

03/04/2008	The grant of 3,118 stock options vests over a period of 4 years at the rate of 25% at each anniversary date.

03/04/2008	The grant of 5,006 stock options vests over a period of 4 year at the rate of 25% at each anniversary date.

(4)	Outstanding equity awards of Mr. Betti-Berutto vest on the following schedule:

Grant Date	Vesting Schedule for Mr. Betti-Berutto
12/16/2008	The grant of 238,913 stock options vests as to 25% of the underlying award on the one year anniversary of the grant date and as to 1/36 of the underlying award every month thereafter for three years.

11/6/2008	Warrant to purchase 22,900 shares was fully vested as of the grant date.

8/1/2007

The grant of 68,200 stock options vested as to 25% of the underlying award on the first anniversary of the grant date and as to 1/36 of the underlying award every month thereafter for three years, and then 50% of the unvested option were fully vested upon the closing of the GigOptix LLC merger with Lumera Corporation and the other 50% will be vested on 12/31/2009. The grant of 44,413 stock options was fully vested on the grant date.

11/6/2008	The grant of 8,727 RSUs vests as to 25% of the underlying award on the first anniversary of the grant date and as to 1/36 of the underlying award ever month thereafter for three years.

Additional Narrative Disclosure

We do not have deferred compensation plans, pension plans or other similar arrangements or plans for our executive officers, except a tax-qualified 401(k) Plan, which is available generally to all of our employees.

We have entered into an employment agreement with Dr. Katz, our Chief Executive Officer. The term of the agreement is three years, and it establishes his annual salary, bonuses and eligibility for health benefits, among other provisions. The agreement also provides for severance payments under certain circumstances. In the event that he terminates his employment by reason of death or disability, Dr. Katz (or his estate) is entitled to his annual bonus (pro rata based on amount of time employed), six months of continued salary and continued health benefits (or the cash value in the case of death). If Dr. Katz is terminated without cause (as defined in the agreement) or terminates his employment for good reason (as defined in the agreement), he is entitled to his annual bonus (pro rata based on amount of time employed), six months of continued salary, a lump sum equal to 18 months of his salary, vesting of 75% of his outstanding unvested equity awards and continued health benefits. In the event of termination in connection with a change in control (as defined in the agreement), Dr. Katz is be entitled to his annual bonus (pro rata based on amount of time employed), three years of his annual salary and bonus, vesting of all of his outstanding unvested equity awards and continued health benefits.

We have entered into a standard employment agreement with all of our other executive officers. The standard employment agreement sets forth certain provisions regarding annual salary, bonuses and eligibility for health benefits among other provision. According to the terms of the agreement, if the executive officer’s employment terminates because of death or disability, he (or his estate) is entitled to his annual bonus (pro rata based on amount of time employed), six months of continued salary and continued health benefits (or the cash value in the case of death). In the event of termination by us for reasons other than cause (as defined in the agreement) or termination by the executive officer for good reason (as defined in the agreement), the executive officer is entitled to his annual bonus (pro rata based on amount of time employed), six months of continued salary, vesting of 25% of the executive officer’s outstanding unvested equity awards and continued health benefits. The standard employment agreement has no special provisions for terminations in connection with a change in control.

The GigOptix, Inc. 2008 Equity Incentive Plan contains certain provisions for change in control transactions. In the event of a Covered Transaction (as defined in the plan), the outstanding awards must either be assumed or substituted by the successor company or will be fully accelerated prior to the closing of the Covered Transaction.

Director Compensation Table (2008)

The following table sets forth the compensation earned for services performed for us as a director by each member of our board of directors, other than any directors who are also our named executive officers, during the fiscal year ended December 31, 2008. Footnote 2 to this Director Compensation Table discloses the specific compensation earned by directors attributable to their service to each respective entity in 2008.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Stephen C. Johnson (2)(3)	—	3,414	3,414
C. James Judson (2)	18,000	—	18,000
Douglas L. Swenson (2)	—	—	—
Kimberly D.C. Trapp (2)	13,500	2,410	15,910
Dr. Joseph J. Vallner (2)	13,500	—	13,500
Neil J. Miotto (2)	—	—	—

(1)

Represents the dollar amount recognized for financial statement reporting purposes the fiscal year ended December 31, 2008, in accordance with FAS 123R, of awards pursuant to our equity incentive plans and thus may include amounts from awards granted both in and prior to fiscal year 2008. Assumptions used in the calculation of these amounts are included in Note 13, “Stockholders’ Equity (Deficit),” to our audited financial statements for the fiscal year ended December 31, 2008, included in our annual report on Form 10-K filed with the SEC on March 31, 2009. However, as required, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

As of December 31, 2008, each director held option awards as follows:

Name	Aggregate Number of Shares Underlying Stock Options (#)
Stephen C. Johnson (3)	51,688
C. James Judson	63,125
Douglas L. Swenson	—
Kimberly D.C. Trapp	55,251
Dr. Joseph J. Vallner	54,687
Neil J. Miotto	45,000

(2)	Compensation earned by each of our directors for the periods set forth below from GigOptix LLC, Lumera Corporation and GigOptix, Inc., as applicable, as follows:

GigOptix LLC (for the period January 1, 2008 through December 8, 2008):

Name	Option Awards ($)	Total ($)
Stephen C. Johnson	2,038	2,038
Kimberly D.C. Trapp	1,443	1,443

Lumera Corporation (for the period January 1, 2008 through December 8, 2008):

Name	Fees Earned or Paid in Cash ($)	Total ($)
C. James Judson	18,000	18,000
Kimberly D.C. Trapp	13,500	13,500
Dr. Joseph J. Vallner	13,500	13,500

GigOptix, Inc. (for the period from December 9, 2008 through December 31, 2008):

Name	Option Awards ($)	Total ($)
Stephen C. Johnson	1,376	1,376
C. James Judson	—	—
Douglas L. Swenson	—	—
Kimberly D.C. Trapp	967	967
Dr. Joseph J. Vallner	—	—
Neil J. Miotto	—	—

(3)	Stephen C. Johnson resigned as a member of our board of directors effective March 19, 2009.

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report which follows does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any such filings, except to the extent to which we specifically incorporate any such information in any such future filings.

AUDIT COMMITTEE REPORT

We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2008.

We have discussed with PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from PWC required by applicable requirements of the Public Company Accounting Oversight Board regarding PWC’s communications with the Audit Committee concerning independence, and have discussed with PWC its independence.

Based on the reviews and discussions referred to above, we recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Neil J. Miotto, Chairman

C. James Judson

Kimberly D.C. Trapp

Members, Audit Committee

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, we believe that each of our directors, executive officers and beneficial owners of greater than 10% of our common stock complied during fiscal year 2008 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, except for:

•	A Form 3 filed late by each of Vivek Rajgarhia and Marc Correa.

•

A Form 4 filed in late in connection with a grant of stock options on December 17, 2008 by the following individuals: Dinu Raluca, Peter Biere, Kimberly D.C. Trapp, C. James Judson, Jorg Wieland, Julie Tipton, Andrea Betti-Berutto, Joseph J. Vallner, Dr. Avi Katz, Stephen C. Johnson and Neil J. Miotto.

Code of Ethics

We have adopted a Code of Business Ethics and Conduct that applies to our directors, executive officers and employees. We will disclose any future amendments to, or waivers from, the Code of Business Ethics and Conduct on our website http://www.gigoptix.com within four business days following the date of the amendment or waiver. We will provide to any person, without charge, a copy of Code of Business Ethics and Conduct upon written request to:

GigOptix, Inc.

2400 Geng Road, Suite 100

Palo Alto, California 94303

Attn: Investor Relations

Equity Compensation Plan Information

The following table reflects information for our equity compensation plans as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan
Equity compensation plans approved by security holders	4,332,435	$10.87	486,304
Equity compensation plans not approved by security holders	—	$—	—

Total	4,332,435	$10.87	486,304

Related Person Transactions

Merger between Lumera Corporation and GigOptix LLC

On December 9, 2009, Lumera Corporation and GigOptix LLC completed their combination by merger, which resulted in the two companies becoming wholly owned subsidiaries of GigOptix, Inc. In connection with the merger, each outstanding membership unit in GigOptix LLC was converted into the right to receive 0.1375 shares of common stock of GigOptix, Inc., and each share of common stock of Lumera Corporation was converted into the right to receive 0.125 shares of common stock of GigOptix, Inc. All outstanding GigOptix LLC and Lumera Corporation options and warrants, including those held by our executive officers, directors and greater than 5% stockholders, were converted on the same respective basis.

iTerra Communications LLC

iTerra Communications LLC (“iTerra”) is one of our largest stockholders. Stellar Technologies LLC (“Stellar”), another large stockholder, is the managing member of iTerra, and Douglas L. Swenson, one of our directors, is the President of DBSI Investments Limited Partnership, the principal owner of iTerra. In July 2007 and January 2008, GigOptix LLC issued convertible promissory notes to Stellar in the aggregate amount of $10.3 million which was later converted into membership units in GigOptix LLC. Additionally, in August 2008, Stellar purchased $1.2 million in membership units from GigOptix LLC.

Peter Biere

The employment of Peter Biere, our former Chief Financial Officer, was terminated effective April 7, 2009. In exchange for Mr. Biere’s general release of claims against us, we agreed to provide him with severance payments equal to six months of his base annual salary, continued premiums for health and dental plans for six months and the acceleration of 25% of his unvested stock options. The approximate dollar value of Mr. Biere’s interest in this arrangement was $132,034.

Independent Public Accountants

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for auditing and other services provided to us for the fiscal years 2008 and 2007. The fees disclosed for 2007 relate to services provided to the predecessor registrant, Lumera Corporation.

	2008	2007
Audit Fees (1)	$968,000	$610,000
Audit-Related Fees (2)	$0	$0
Tax Fees (3)	$9,800	$29,000
All Other Fees	$0	$1,500

(1)

Audit fees include fees for professional services rendered by our principal accountant for the audit of our annual financial statements, review of financial statements included in our Form 10-Q and other services normally provided by accountants in connection with statutory and regulatory filings or engagements for those fiscal years. Included within the audit fees amount is $325,000 related to professional services rendered by PricewaterhouseCoopers LLP in connection with their review of the Form S-4 of the predecessor registrant, which was filed on October 24, 2008.

(2)	Fees for audit-related services billed in consisted of consultation concerning financial accounting and reporting standards.

(3)	Fees for tax services relates to tax return preparation and other compliance services.

In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditors’ independence promulgated by the Securities and Exchange Commission, as well as the American Institute of Certified Public Accountants.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit services and all permitted non-audit services by the independent registered public accounting firm. The Audit Committee evaluates whether our use of the independent registered public accounting firm for permitted non-audit services is compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee’s policies prohibit the Company from engaging the independent registered public accounting firm to provide any services relating to bookkeeping or other services related to accounting records or financial statements, financial information systems design and implementation, appraisal or valuation services, fairness opinions or contribution-in-kind reports, actuarial services, or internal audit outsourcing services unless it is reasonable to conclude that the results of these services will not be subject to audit procedures. The Audit Committee’s policies prohibit the Company from engaging the independent registered public accounting firm to provide any services relating to any management function, expert services not related to the audit, legal services, broker-dealer, investment adviser, or investment banking services or human resource consulting. The Audit Committee approved in advance all fees for services provided by our independent registered public accounting firm PricewaterhouseCoopers LLP, for the years ended December  31, 2008 and 2007 and has concluded that the provision of these services is compatible with the accountants’ independence.

Stockholder Proposals

Any stockholder may submit a proposal for inclusion in our proxy statement in accordance with Rule 14a-8 of the Exchange Act. The deadline for inclusion of a proposal in our proxy statement for the 2010 annual meeting of stockholders is March 15, 2010. If the date of the 2010 annual meeting is changed by more than 30 days from August 13, then the deadline for inclusion of a proposal in the proxy statement will be a reasonable time before we begin to print and send our proxy materials.

Stockholders may also submit proposals for consideration at the annual meeting of stockholders regardless of whether they are to be included in our proxy statement. To be properly brought before the annual meeting, a stockholder must provide written notice to the Secretary not fewer than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the prior year’s annual meeting; provided that if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice must be delivered not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting or (ii) the tenth (10th) day following the date on which the notice of the annual meeting was mailed or other such public disclosure was made. Stockholder proposals for the 2010 annual meeting of stockholders must be submitted no earlier than May 15, 2010 and no later than June 14, 2010. These requirements are separate from, and in addition to, the requirements that must be met to have a stockholder proposal included in the proxy statement.

Pursuant to our bylaws, a stockholder may nominate a candidate for election to the board of directors at an annual meeting of stockholders by providing written notice to the Secretary not fewer than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the prior year’s annual meeting. Any such notice must set forth the information required by our bylaws, including certain information about the stockholder making the nomination and certain information about the person nominated for election. Stockholder nominations for election at the 2010 annual meeting of stockholders must be submitted no earlier than May 15, 2010 and no later than June 14, 2010.

Annual Report on Form 10-K

We will provide without charge a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, to any stockholder upon written request to GigOptix, Inc., 2400 Geng Road, Suite 100, Palo Alto, CA 94303, Attn: Parker Martineau, Corporate Communications Manager. The copy of the Annual Report on Form 10-K is accompanied by a list and brief descriptions of the exhibits not provided, and we will provide the exhibits upon request for a reasonable fee.

PROPOSALS AT THE ANNUAL MEETING

PROPOSAL 1 — Election of Directors

The board of directors is divided into three classes, each of which features a term that expires at a different annual meeting of stockholders. There are currently six directors. The Class I directors are up for election at the Annual Meeting and will serve for terms expiring at the 2012 annual meeting of stockholders.

The board of directors has nominated Neil J. Miotto and Kimberly D.C. Trapp to serve as Class I directors. In the event that either nominee is unable or unwilling to accept nomination or election as a director, the proxies authorizing management to vote for such nominee will be voted for such other person as the board of directors determines. Stockholders are not entitled to cumulate their votes for nominees for election to the board of directors. The two nominees receiving the greatest number of “FOR” votes shall be elected.

The board of directors recommends that you vote “FOR” the election of Neil J. Miotto and Kimberly D.C. Trapp as Class I directors.

PROPOSAL 2 — Ratification of Independent Registered Public Accounting Firm

The audit committee has approved the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. If our stockholders do not ratify this appointment, the audit committee will reconsider the appointment but will not resubmit it for approval by our stockholders. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make statement. We also expect that the representative will be available to answer any appropriate questions.

The board of directors recommends that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

2009 ANNUAL MEETING OF STOCKHOLDERS OF GIGOPTIX, INC. August 13, 2009 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at www.gigoptix.com/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20230000000000000000 0

081309

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING MATTERS: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. The election of two directors to serve as Class I members of the board of directors until the 2012 annual meeting of stockholders.

NOMINEES:

Neil J. Miotto

Kimberly D.C. Trapp

FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

FOR AGAINST ABSTAIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date: Signature of Stockholder Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

14475 PROXY GIGOPTIX, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS The 2009 Annual Meeting of Stockholders of GigOptix, Inc. will be held on August 13, 2009, at 10:00 a.m., local time, at the principal executive offices of GigOptix, Inc., located at 2400 Geng Road, Suite 100, Palo Alto, California 94304 The undersigned hereby appoints Avi Katz and Dawn Casterson, and each of them, each with power to appoint his or her substitute, as proxies (collectively, the “proxies”) to vote and act at the 2009 Annual Meeting of Stockholders of GigOptix, Inc. (the “Company”) to be held on August 13, 2009, or any adjournment or postponement thereof with respect to the number of shares of common stock of the Company as to which the undersigned may be entitled to vote or act. Shares represented by this proxy card will be voted as directed by the undersigned. If no such directions are indicated, the proxies will have authority to vote FOR the election of the nominees listed on the reverse side, and FOR proposal No. 2, as applicable. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. (Continued and to be signed on the reverse side)